Merger	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
Merger
3. MERGER
On the Closing Date, Berkshire Grey, Inc. received gross proceeds of $220.0 million, which included $55.0 million in proceeds from issuance of common stock upon the Merger and $165.0 million in proceeds from the PIPE Investment (as defined below). The Company recorded $27.9 million of transaction costs, which consisted of legal, accounting, and other professional services directly related to the Merger. These costs were included in additional paid-in capital on the Company’s consolidated balance sheet. These deferred offering costs are offset against proceeds upon accounting for the consummation of the Merger. On the Closing Date each share of Legacy Berkshire Grey preferred stock, par value $0.001 per share, and each share of Legacy Berkshire Grey common stock, par value $0.001 per share, was converted into the right to receive 5.87585 shares of the Company’s Class A common stock, par value $0.0001 per share.
Subject to the terms and conditions of the Merger Agreement, the consideration paid in respect of each share of Legacy Berkshire Grey preferred and common stock issued and outstanding (other than (i) any such shares held in the treasury of the Company and (ii) any shares held by stockholders of the Company who had perfected and not withdrawn a demand for appraisal rights) immediately prior to the effective time of the Merger was the number of shares of newly issued Class A common stock of RAAC (with each share valued at $10.00), par value $0.0001 per share (“Class A Stock”), equal to (x) $2.25 billion divided by (y) the number of shares of Aggregate Fully Diluted Company Stock (as defined in the Merger Agreement).
At the Closing, all equity awards of Legacy Berkshire Grey were assumed by the Company and converted into comparable equity awards that are settled or exercisable for shares of the Company’s Class A common stock. As a result, each outstanding stock option was converted into an option to purchase shares of the Company’s Class A common stock based on an exchange ratio of 5.87585.
Each public and private warrant of RAAC that was unexercised at the time of the Merger was assumed by the Company and represents the right to purchase one share of the Company’s Class A common stock upon exercise of such warrant.
Legacy Berkshire Grey was determined to be the accounting acquirer because Legacy Berkshire Grey shareholders prior to the Merger had the greatest voting interest in the combined entity, Legacy Berkshire Grey shareholders appointed the initial directors of the Company’s board upon the closing of the Merger and control future appointments, Legacy Berkshire Grey comprises all of the Company’s ongoing operations, and Legacy Berkshire Grey’s senior management directs operations of the combined entity. Accordingly, all historical financial information presented in these consolidated financial statements represents the accounts of Legacy Berkshire Grey.

Subscription Agreements
Concurrent with the execution of the Merger Agreement, RAAC entered into subscription agreements with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors committed to purchase an aggregate amount of $165.0 million in shares of Class A Stock at a purchase price of $10.00 per share (the “PIPE Investment”). The PIPE Investment was consummated concurrent with the closing of the Merger.